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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 10, 2003
                Date of Report (Date of earliest event reported)

                                LNB Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                        000-13203               34-1406303
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

         457 Broadway, Lorain, Ohio                                44052
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code:   (440) 244-6000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

              Effective December 10, 2003, the Board of Directors of LNB Bancorp appointed James F. Kidd President and Chief Executive Officer of LNB Bancorp. Mr. Kidd remains a director and Vice-Chairman of LNB Bancorp. Effective December 10, 2003, Mr. Kidd also took the position of President and Chief Executive Officer of Lorain National Bank, LNB Bancorp's bank subsidiary. Mr. Kidd previously served as President and Chief Executive Officer of LNB Bancorp and its subsidiary, Lorain National Bank, from January 1996 to January 2000.

              Mr. Kidd replaces Gary C. Smith, who is retiring. Mr. Smith resigned from the boards of directors of LNB Bancorp and its subsidiaries, Lorain National Bank and Charleston Insurance Agency, Inc., and discontinued service as President and Chief Executive Officer of LNB Bancorp and Lorain National Bank, effective December 10, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)           Exhibits

              The following exhibit is furnished herewith:

              Exhibit No.           Description of Exhibit

              99                    Press Release of LNB Bancorp, Inc.

ITEM 9. REGULATION FD DISCLOSURE

              On December 10, 2003, LNB Bancorp, Inc. issued the press release furnished as Exhibit 99 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 2003
                                                    LNB Bancorp, Inc.


                                             By:    /s/ Terry M. White
                                                    ------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer



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EXHIBIT INDEX

99       Press Release of LNB Bancorp, Inc.